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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 2012, in the Registration Statement (Form S-1) and related Prospectus of Michaels Stores, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young

Dallas, Texas
March 29, 2012

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm